Income Taxes	12 Months Ended
Dec. 31, 2019
8. Income Taxes
Income Taxes

8. INCOME TAXES

The income tax provision, for the years ended December 31, differs from that computed using the enacted combined Canadian federal and Nova Scotia and New Brunswick provincial statutory income tax rate for the following reasons:

millions of Canadian dollars	2019	2018
Income before provision for income taxes	$771	$816
Statutory income tax rate	31%	31%
Income taxes, at statutory income tax rate	239	253
Deferred income taxes on regulated income recorded as regulatory assets and regulatory liabilities	(66)	(59)
Foreign tax rate variance	(49)	(55)
Amortization of deferred income tax regulatory liabilities	(36)	(37)
Tax effect of equity earnings	(15)	(15)
GBPC impairment charge	11	-
Investment tax credits	(9)	(4)
Change in treatment of NMGC net operating loss carryforwards	(7)	-
Florida state tax apportionment adjustment	-	(23)
Change in prior year unrecognized tax benefits at NSPI	-	7
Other	(7)	2
Income tax expense	$61	$69
Effective income tax rate	8%	8%

The following reflects the composition of taxes on income from continuing operations presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2019	2018
Current income taxes
Canada	$(19)	$3
United States	(46)	(121)
Other	1	2
Deferred income taxes
Canada	45	11
United States	137	215
Other	-	(4)
Investment tax credits
United States	(9)	(4)
Operating loss carryforwards
Canada	(48)	(33)
Income tax expense (recovery)	$61	$69

The following reflects the composition of income before provision for income taxes presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2019	2018
Canada	$98	$127
United States	682	646
Other	(9)	43
Income before provision for income taxes	$771	$816

The deferred income tax assets and liabilities presented in the Consolidated Balance Sheets as at December 31 consisted of the following:

millions of Canadian dollars	2019	2018
Deferred income tax assets:
Tax loss carryforwards	$908	$917
Tax credit carryforwards	311	269
Regulatory liabilities - cost of removal	195	206
Derivative instruments	145	90
Pension and post-retirement liabilities	84	126
Other	329	441
Total deferred income tax assets before valuation allowance	1,972	2,049
Valuation allowance	(193)	(163)
Total deferred income tax assets after valuation allowance	$1,779	$1,886
Deferred income tax (liabilities):
Property, plant and equipment	$(2,382)	$(2,591)
Derivative instruments	(148)	(124)
Other	(348)	(316)
Total deferred income tax liabilities	$(2,878)	$(3,031)
Consolidated Balance Sheets presentation:
Long-term deferred income tax assets	$186	$175
Long-term deferred income tax liabilities	(1,285)	(1,320)
Net deferred income tax liabilities	$(1,099)	$(1,145)

Considering all evidence regarding the utilization of the Company’s deferred income tax assets, it has been determined that Emera is more likely than not to realize all recorded deferred income tax assets, except for certain loss carryforwards and unrealized capital losses on investments. A valuation allowance of $193 million has been recorded as at December 31, 2019 (2018 - $163 million) related to the loss carryforwards and investments.

Emera’s net operating loss (“NOL”), capital loss and tax credit carryforwards and their expiration periods as at December 31, 2019 consisted of the following:

	Gross Tax	Unrecognized	Net Tax	Expiration
millions of Canadian dollars	Carryforwards	Amounts	Carryforwards	Period
Canada
NOL	$1,131	$(554)	$577	2027-2039
Capital loss	80	(80)	-	Indefinite
United States
Federal NOL	$2,394	$-	$2,394	2024-2037
State NOL	1,174	-	1,174	2024-2039
Tax credit	311	-	311	2020-Indefinite
Other
NOL	$38	$(38)	$-	2020-2026

The following table provides details of the change in unrecognized tax benefits for the years ended December 31 as follows:

millions of Canadian dollars	2019	2018
Balance, January 1	$26	$19
Increases due to tax positions related to current year	2	-
Increases due to tax positions related to a prior year	1	8
Decreases due to tax positions related to a prior year	-	(1)
Balance, December 31	$29	$26

The total amount of unrecognized tax benefits as at December 31, 2019 was $29 million (2018 - $26 million), which would affect the effective tax rate if recognized. The total amount of accrued interest with respect to unrecognized tax benefits was $5 million (2018 - $4 million) with $1 million of interest expense recognized in the Consolidated Statements of Income (2018 - $3 million). No penalties have been accrued. The balance of unrecognized tax benefits could change in the next twelve months as a result of resolving Canada Revenue Agency (“CRA”) and Internal Revenue Service audits. A reasonable estimate of any change cannot be made at this time.

The Company intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, US and non-US income and withholding taxes, for which deferred taxes might otherwise be required, have not been provided for on a cumulative amount of temporary differences related to investments in foreign subsidiaries of approximately $1.9 billion as at December 31, 2019 (2018 - $1.4 billion). It is impractical to estimate the amount of income and withholding tax that might be payable if a reversal of temporary differences occurred.

Emera files a Canadian federal income tax return, which includes its Nova Scotia and New Brunswick provincial income tax. Emera’s subsidiaries file Canadian, US, Barbados, St. Lucia and Dominica income tax returns. As at December 31, 2019, the Company’s tax years still open to examination by taxing authorities include 2005 and subsequent years.

NSPI and the CRA are currently in a dispute with respect to the timing of certain tax deductions for NSPI’s 2006 through 2010 taxation years. The ultimate permissibility of the tax deductions is not in dispute; rather, it is the timing of those deductions. The cumulative net amount in dispute to date is $62 million, including interest. NSPI has prepaid $23 million of the amount in dispute, as required by CRA.

On November 29, 2019, NSPI filed a Notice of Appeal with the Tax Court of Canada with respect to its dispute. Should NSPI be successful in defending its position, all payments including applicable interest will be refunded. If NSPI is unsuccessful in defending any portion of its position, the resulting taxes and applicable interest will be deducted from amounts previously paid, with the excess, if any, owing to CRA. The related tax deductions will be available in subsequent years.

Should NSPI be similarly reassessed by the CRA for years not currently in dispute, further payments will be required; however, the ultimate permissibility of these deductions would be similarly not in dispute.

NSPI and its advisors believe NSPI has reported its tax position appropriately. NSPI continues to assess its options to resolving the dispute; however, the outcome of the Appeal process is not determinable at this time.